SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549





                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 23, 1998

               Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

         DELAWARE                333-57481                 75-2006294

   (State or other       (Commission file number)        (I.R.S. employer
   jurisdiction of                                     identification no.)
   incorporation)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN     55437
 (Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code:   (612) 832-7000

------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                        Exhibit Index located on page 4.




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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.     Other Events.

            The Registrant will establish a trust (the "Trust") with respect to Mortgage Pass-Through Certificates, Series 1998-NS2 (the "Certificates") on or about November 24, 1998 pursuant to a pooling and servicing agreement among the Registrant, Residential Funding Corporation and Bankers Trust Company, as trustee (the "Trustee"), dated as of November 1, 1998. The Registrant on behalf of the Trust hereby undertakes that, for purposes of determining any liability under the Securities Act of 1993, as amended, each filing of the Trustee's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act") and each filing of the financial statements of Financial Security Assurance Inc. included in or as an exhibit to the annual report of Financial Security Assurance Holdings Ltd. filed pursuant to section 13(a) or section 15(d) of the Exchange Act that is incorporated by reference in the prospectus supplement for Series 1998-NS2 (the "Prospectus Supplement") be deemed to be incorporated by reference into the registration statement (No.333-57481) of the Registrant (the "Registration Statement"), which Registration Statement shall be deemed to be a new registration statement relating to the Certificates offered pursuant to the Prospectus Supplement, and the offering of such
      Certificates at that time shall be deemed to be the initial bona fide offering thereof.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

            23. Consent of PricewaterhouseCoopers LLP, independent auditors of FSA with respect to (a) the incorporation by reference in the Prospectus
Supplement of their report dated January 26, 1998 on the audit of the consolidated financial statements of FSA and its subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.

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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.




                             By:  /s/Randal L. VanZee
                             Name: Randal L. VanZee
                             Title:Vice President





Dated:  November 23, 1998



























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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.




                             By:
                             Name: Randal L. VanZee
                             Title:Vice President





Dated:  November 23, 1998

                                            4


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                                  Exhibit 23

                    Consent of Independent Auditors of FSA

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the in the Prospectus Supplement of Residential Funding Mortgage Securities I, Inc. relating to Mortgage Pass-Through Certificates, Series 1998- NS2 of our report dated January 26, 1998 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996, and for each of the years in the period ended December 31, 1997. We also consent to the to the reference to our firm under the caption "Experts".





                         /s/ PricewaterhouseCoopers LLP






November 23, 1998



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